                                                                  Exhibit(h)(30)


ING EQUITY TRUST



Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105


                                          July 2, 2003

Dear Mr. Horvath:

      Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Principal Protection Fund VIII, a newly established series of ING Equity Trust, (the "New Fund"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding "ING Principal Protection Fund VIII" to Exhibit A of the Agreement.

      Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Fund, by signing below.

                                               Very sincerely,



                                               Robert S. Naka
                                               Senior Vice President
                                               ING EQUITY TRUST

ACCEPTED AND AGREED TO:
DST Systems, Inc.



By:   _____________________________
Name: _____________________________
Title:_______________, Duly Authorized




                                                               ING Equity Trust

7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfunds.com

                     FORM OF AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                                                       TYPE OF             STATE OF            TAXPAYER
             TAXPAYER/FUND NAME                      ORGANIZATION        ORGANIZATION          I.D. NO.
             ------------------                      ------------        ------------          --------
ING CORPORATE LEADERS TRUST FUND                    Trust                New York             13-6061925

ING EQUITY TRUST                                    Business Trust       Massachusetts        N/A
  ING Convertible Fund                                                                        33-0552461
  ING Disciplined LargeCap Fund                                                               06-1533751
  ING Equity and Bond Fund                                                                    33-0552418
  ING Financial Services Fund                                                                 95-4020286
  ING Growth Opportunities Fund                                                               04-2886865
  ING Large Company Value Fund                                                                22-1644924
  ING LargeCap Growth Fund                                                                    33-0733557
  ING MidCap Opportunities Fund                                                               06-1522344
  ING MidCap Value Fund                                                                       86-1048451
  ING Principal Protection Fund                                                               86-1033467
  ING Principal Protection Fund II                                                            86-1039030
  ING Principal Protection Fund III                                                           86-1049217
  ING Principal Protection Fund IV                                                            82-0540557
  ING Principal Protection Fund V                                                             27-0019774
  ING Principal Protection Fund VI                                                            48-1284684
  ING Principal Protection Fund VII                                                           72-1553495
  ING Principal Protection Fund VIII*                                                         47-0919259
  ING Real Estate Fund                                                                        43-1969240
  ING SmallCap Opportunities Fund                                                             04-2886856
  ING SmallCap Value Fund                                                                     86-1048453
  ING Tax Efficient Equity Fund                                                               23-2978988

ING FUNDS TRUST                                     Business Trust       Delaware             N/A
  ING Classic Money Market Fund                                                               23-2978935
  ING GNMA Income Fund                                                                        22-2013958
  ING High Yield Bond Fund                                                                    23-2978938
  ING High Yield Opportunity Fund                                                             33-0715888
  ING Intermediate Bond Fund                                                                  52-2125227
  ING Lexington Money Market Trust                                                            13-6766350
  ING Money Market Fund                                                                       86-0955273
  ING National Tax-Exempt Bond Fund                                                           23-2978941

                                                       TYPE OF             STATE OF            TAXPAYER
             TAXPAYER/FUND NAME                      ORGANIZATION        ORGANIZATION          I.D. NO.
             ------------------                      ------------        ------------          --------
  ING Strategic Bond Fund                                                                     33-6170208




ING INVESTMENT FUNDS, INC.                          Corporation          Maryland             N/A
  ING MagnaCap Fund                                                                           22-1891924

ING MAYFLOWER TRUST                                 Business Trust       Massachusetts        N/A
  ING Growth + Value Fund                                                                     06-1465531
  ING International Value Fund                                                                06-1472910

ING MUTUAL FUNDS                                    Business Trust       Delaware             N/A
  ING Emerging Countries Fund                                                                 33-0635177
  ING Global Real Estate Fund                                                                 86-1028620
  ING International Fund                                                                      22-3278095
  ING International SmallCap Growth Fund                                                      33-0591838
  ING Precious Metals Fund                                                                    13-2855309
  ING Russia Fund                                                                             22-3430284
  ING Worldwide Growth Fund                                                                   33-0552475
  ING Global Equity Dividend Fund*                                                            TBD
  ING Foreign Fund*                                                                           72-1563685

ING PRIME RATE TRUST                                Business Trust       Massachusetts        95-6874587

ING SENIOR INCOME FUND                              Business Trust       Delaware             86-1011668

ING VARIABLE INSURANCE TRUST                        Business Trust       Delaware             N/A
  ING VP Global Technology Portfolio                                                          86-1037242
  ING VP High Yield Bond Portfolio                                                            86-1037244
  ING VP Worldwide Growth Portfolio                                                           25-6705433
  ING GET U.S. Core Portfolio - Series 1                                                      43-2007006
  ING GET U.S. Core Portfolio - Series 2*                                                     TBD
  ING GET U.S. Opportunity Portfolio - Series 1*                                              43-2007032
  ING GET U.S. Opportunity Portfolio - Series 2*                                              TBD


ING VARIABLE PRODUCTS TRUST                         Business Trust       Massachusetts        N/A
  ING VP Convertible Portfolio                                                                86-1028318
  ING VP Disciplined LargeCap Fund                                                            06-6397003
  ING VP Emerging Countries Portfolio                                                         86-1028317
  ING VP Financial Services Portfolio                                                         86-1028316
  ING VP Growth + Value Portfolio                                                             06-6396994
  ING VP Growth Opportunities Portfolio                                                       06-6493759
  ING VP High Yield Bond Portfolio                                                            06-6396995
  ING VP International Portfolio                                                              86-1028314

                                                       TYPE OF             STATE OF            TAXPAYER
             TAXPAYER/FUND NAME                      ORGANIZATION        ORGANIZATION          I.D. NO.
             ------------------                      ------------        ------------          --------
  ING VP International SmallCap Growth Portfolio                                              86-1028313
  ING VP International Value Portfolio                                                        06-6453493
  ING VP Large Company Value Portfolio                                                        86-1028315
  ING VP LargeCap Growth Portfolio                                                            86-1028309
  ING VP MagnaCap Portfolio                                                                   06-6493762
  ING VP MidCap Opportunities Portfolio                                                       06-6493760
  ING VP SmallCap Opportunities Portfolio                                                     06-6397002

ING VP EMERGING MARKETS FUND, INC.                  Corporation          Maryland             06-1287459

ING VP NATURAL RESOURCES TRUST                      Business Trust       Massachusetts        22-2932678


Last Approved:  5/29/03